Other non-current assets	6 Months Ended
Jun. 30, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other non-current assets

8. Other non-current assets

Other non-current assets consist of the following:

	At June 30,	At December 31,
	2024	2023
	(Unaudited)
Value added tax (VAT)	€110,774	€630,342
Research and development tax credit	249,892	167,000
Other non-current assets	21,004	207,218
Total	€381,670	€1,004,560

The balance of long-term VAT credit is what remains outstanding after the refund of €0.4 million already received during the six months ended June 30, 2024.

The R&D tax credit long-term portion at June 30, 2024 was approximately €250,000 as compared to €167,000 at December 31, 2023 due to the expected utilization period for the R&D tax credit being adjusted to a timeframe ending November 30, 2025 as per the contingent financial cash projections.

Other non-current assets include the ROU asset for the car lease in the amount of €21,004. The main change in the Other non-current assets balance, compared to the previous period, was due to the reclassification of the €180,000 of ACE tax credit from long-term to short-term following a recent update from the Italian Revenue Agency regarding the expected timing of the related refund.